Exhibit 10.6


          THESE WARRANTS AND THE SHARES FOR WHICH THESE WARRANTS ARE EXERCISABLE HAVE BEEN OR WILL BE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAW, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND SUCH BLUE SKY LAWS AND UNTIL THE ISSUER OF SUCH SECURITIES SHALL HAVE RECEIVED THE WRITTEN OPINION OF COUNSEL ACCEPTABLE TO IT TO THAT EFFECT.

                      APPLE RESIDENTIAL INCOME TRUST, INC.
                             SHARE PURCHASE WARRANTS
                                WARRANT AGREEMENT

     This is to certify that, for value received in the amount of $0.01 per Warrant, Apple Residential Income Trust, Inc. hereby issues to Glade M. Knight 200,000 "Founder's Warrants," which upon the due exercise thereof permit the Holder to purchase the following number of Common Shares, no par value, of the Company, with such adjustments to such amounts as are required by Section 4 hereof, for the price provided for herein, all on the terms and subject to the conditions specified herein:

Gross Proceeds Raised From Sales of           Number of Common Shares Purchased
Common Shares through Date of Exercise     through Exercise of One Founder's Warrant
$50 million                                                   1.0
$100 million                                                  2.4
$150 million                                                  4.2
$200 million                                                  6.4
$250 million                                                  8.0

     1. Certain Definitions. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Registration Statement of the Company on Form S-11, Registration No. 333-10635. Unless the context otherwise requires, the following terms as used in this Warrant Agreement shall have the following meanings:

     "Board of Directors" means the board of directors of the Company.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Richmond, Virginia are authorized by law to close.

     "Common Shares" means the Common Shares, no par value, of the Company.

Share Purchase Warrants
Warrant Agreement                                                        Page 1

     "Company"  means  Apple   Residential   Income  Trust,   Inc.,  a  Virginia
corporation, and its successors and assigns.

     "Convertible Securities" means evidences of indebtedness, shares, or other securities which are directly or indirectly convertible into or exchangeable for, with or without payment of additional consideration, additional Common Shares, either immediately or upon the arrival of a specified date or the happening of a specified event.

     "Designated Office" means the office of the Company where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant Agreement, which initially shall be the office of the Company at 306 East Main Street, Richmond, Virginia 23219, Attention: Glade M. Knight, and thereafter shall be such office designated by the Company in a notice delivered to the registered holder of the Warrants.

     "Exercise Date" has the meaning described in Section 3 hereof.

     "Exercise Period" means the period commencing on a Triggering Event and ending at 11:00 P.M., Richmond, Virginia time, 180 days later, during which these Warrants are exercisable.

     "Exercise Price" means the price specified in Section 2 hereof.

     "Fair Market Value" per Common Share means, as of any date, the fair market value per Common Share, calculated on a Fully-Diluted Basis, as determined in good faith by the Board of Directors.

     "Fully-Diluted Basis" means at any time, without duplication, in the case of the Common Shares issuable on exercise of these Warrants, on a basis which reflects all then outstanding Common Shares and all Underlying Common Shares.

     "GAAP" means generally accepted accounting principles as in effect from time to time, applied on a consistent basis, except for changes in application in which the Company's independent public accountants concur.

     "Holder" means the Person in whose name the Warrants set forth herein are registered on the books of the Company maintained for such purpose.

     "Other Securities" means any securities of the Company (other than Common Shares, Convertible Securities, and Share Purchase Rights) or of any other Person which Holder shall become entitled to receive upon exercise of the Warrants.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association or organization, joint venture, government or department or agency thereof, or other entity of whatever nature.

     "Share Purchase Rights" means warrants, options or other rights to subscribe for, purchase or otherwise acquire, either with or without the payment of consideration or additional consideration, any Common Shares or any Convertible Securities.

Share Purchase Warrants
Warrant Agreement                                                        Page 2

     "Shares" means the Common Shares issuable under this Warrant Agreement.

     "Subsidiary" means any corporation a majority of the outstanding Voting Shares of which is owned, directly or indirectly, by the Company, by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries of the Company.

     "Triggering  Event" means the occurrence of either of the following events:
(1) substantially all of the Company's assets, stock or business is sold or otherwise transferred, whether through sale, exchange, merger, consolidation, lease, share exchange or otherwise, or (2) the Advisory Agreement with the Advisor is terminated or not renewed, and the Company ceases to use Apple Residential Management Group, Inc. to provide substantially all of its property management services

     "Underlying Common Shares" means, at any time, all Common Shares issuable upon exercise of any then outstanding Share Purchase Rights or Convertible Securities or other similar instruments or rights; provided that the Common Shares so issuable shall only be included in "Underlying Common Shares" to the extent that any such Share Purchase Rights or Convertible Securities are fully exercisable or convertible at the time the determination is made.

     "Voting Shares" means shares of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors of a corporation (irrespective of whether or not at the time shares of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     "Warrants" means the Warrants evidenced by this Warrant Agreement.

     2. Exercise Price. The Exercise Price per Share at any time shall be $0.01.

     3. Exercise.

     (a) During the Exercise Period, the Holder may from time to time exercise the Warrants, on any Business Day, for all or any part of the number of Common Shares purchasable hereunder. In order to exercise the Warrants, in whole or in part, the Holder shall deliver to the Company at the Designated Office (i) a written notice of the Holder's election to exercise the Warrants (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of Common Shares to be purchased, and (ii) payment of the Exercise Price in cash or by check (the date on which the foregoing items are delivered to the Company being hereinafter sometimes referred to as the "Exercise Date"). Such Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant Agreement as Exhibit A, duly executed by the Holder or its duly authorized agent or attorney.

     (b) Upon receipt of an Exercise Notice, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, issue or cause to be issued to the Holder the aggregate number of Shares issuable upon such exercise. The Holder shall be deemed to have become a holder of record of such Shares for all purposes as of the Exercise Date.


Share Purchase Warrants
Warrant Agreement                                                        Page 3

     4. Determination of Number of Shares Issuable.

     (a) In case the Company shall (i) pay a dividend or make a distribution on or in respect of the Common Shares in Common Shares, (ii) subdivide its outstanding Common Shares, (iii) combine its outstanding Common Shares into a smaller number of Common Shares, (iv) issue securities by reclassification or change of outstanding capital shares (other than a change in par value, or from par value to no par value, or from no par value to par value), (v) be a party to any consolidation with or merger into, another corporation, or (vi) sell all, or substantially all, of the property, assets, business and goodwill of the Company as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall provide that, upon such dividend, distribution, subdivision, combination, reclassification, change, consolidation, merger or sale, Holder shall thereafter be entitled to purchase the kind and amount of capital shares and other securities and property that would have been received by Holder if such Holder had exercised these Warrants immediately prior to such dividend, distribution, subdivision, combination, reclassification, change, consolidation, merger or sale. Any such successor or purchasing corporation, which thereafter shall be deemed to be the Company for purposes of this Warrant Agreement, shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.

     (b) In case the Company shall, after the date hereof, issue and sell or grant any Common Shares, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Shares, at a price per Common Share (determined in the case of rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities plus the total consideration payable to the Company upon exercise or conversion or exchange thereof, by (B) the total number of Common Shares covered by such rights, options, warrants or convertible or exchangeable securities) lower than the then current Fair Market Value per Common Share, then in each case the number of Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon the exercise of such Warrant by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately after such sale and issuance and the denominator of which shall be an amount equal to the sum of (A) the total number of Common Shares outstanding immediately prior to such sale and issuance plus (B) the number of Common Shares which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at the then current Fair Market Value per Common Share; provided that the provisions of this Section 4(b) shall not apply to (i) the issuance of the Warrants or any issuance of Common Shares upon exercise of any Warrants, (ii) the issuance of options pursuant to the Company's 1996 Incentive Plan and 1996 Non-Employee Directors Stock Option Plan or the issuance of Common Shares upon exercise of such options, or (iii) the issuance of Common Shares as to which Section 4(a) is applicable. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustments, the Common Shares which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company (plus any underwriting discounts or commissions in connection therewith) for such rights, options, warrants or convertible or exchangeable securities plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the Common Shares purchasable thereby. In case the Company shall (x) sell and issue Common

Share Purchase Warrants
Warrant Agreement                                                         Page 4

Shares, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Shares for a consideration consisting, in whole or in part, of property other than cash or its equivalent or (y) sell and issue Common Shares, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Shares together with one or more other securities as a part of a unit at a price per unit, then in determining the "price per Common Share" and the "consideration received by the Company" for purposes of the first sentence and the immediately preceding sentence of this Section 4(b), the Board of Directors of the Company shall determine, in its discretion, the fair value of said property or the Common Shares, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Shares then being sold as part of such unit, as the case may be, and such determinations if made in good faith, shall be binding on Holder. The determination of whether any adjustment is required under this Section 4(b) by reason of the sale and issuance of any rights, options, warrants or convertible or exchangeable securities and the amount of such adjustment, if any, shall be made only at such time and not at the subsequent time of issuance of Common Shares upon the exercise of such rights to subscribe or purchase.

     5. Covenants of the Company. The Company represents, warrants, covenants and agrees as follows:

     (a) Shares Nonassessable, Free and Clear. All Shares which may be issued upon the exercise of the Warrants will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof (other than taxes in respect of any transfer occurring contemporaneously with such issuance).

     (b) Reservation of Shares. For so long as any rights represented by these Warrants may be exercised, the Company will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued share capital (or share capital held in treasury), a sufficient number of Shares to provide for the exercise in full of the rights represented by these Warrants.

     (c) Information Right. For so long as any rights represented by these Warrants may be exercised, the Company will provide to or make available to, as the case may be, Holder the same information, reports and notices as it shall generally provide to, or make available to, holders of its capital shares.

     (d) Notice of Shareholder Meetings and Actions and of Record Dates. For so long as any rights represented by these Warrants may be exercised, the Company shall provide Holder with ten days' prior written notice of (i) any shareholders' meeting and a statement of the action expected to be taken thereat, (ii) the taking of any action by written consent of the shareholders and the action to be taken thereby, and (iii) the record date for determining shareholders entitled to participate in any dividend, distribution or pro rata offering of securities.

     (e) Change of the Company Address. For so long as any rights represented by these Warrants may be exercised, the Company shall give written notice to Holder of any change in the address of the principal office of the Company.

     (f) Further Assurances. The Company will, at the time of any exercise of these Warrants in whole or in part, upon request of Holder, acknowledge in writing the Company's continuing obligation to Holder in respect of any rights to which Holder shall continue to be entitled

Share Purchase Warrants
Warrant Agreement                                                         Page 5
after such exercise in accordance with these Warrants; provided, that the failure of Holder to make any such request shall not affect the continuing obligation of the Company to Holder in respect of such rights.

     6. Transfer.

     (a) These Warrants and all rights hereunder shall be transferable by Holder in person or by duly authorized attorney upon compliance with all provisions in this Warrant Agreement and surrender of this Warrant to the Company, together with the form of transfer authorization attached hereto as Exhibit B duly executed. Absent any such transfer the Company may deem and treat Holder as the absolute owner of the Warrants for all purposes and shall not be affected by any notice to the contrary. Within thirty days of such surrender of this Warrant Agreement, the Company shall issue a new Warrant Agreement, dated the date hereof and with terms identical to the terms hereof, except that such new Warrant Agreement shall refer to Warrants which shall be exercisable, in the aggregate, for a number of Shares which represents the number of the Warrants that have not yet been exercised, and such Warrant Agreement shall reflect the transferee as the holder of such Warrants in place of Holder.

     (b) Any attempt to transfer any interest in this Warrant Agreement or in any rights hereunder which is not in accordance with the provisions hereof shall be null and void, and the Company shall not give any effect to such attempted transfer in the records of the Company or in the Warrant Register.

     7. Warrant Register. The Company shall at all times while any portion of the Warrants remain outstanding and exercisable keep and maintain at its principal office a register (the "Warrant Register") in which the registration, transfer and exchange of the Warrants shall be recorded. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close the Warrant Register so as to result in preventing or delaying the exercise of the Warrants. If at any time the Company shall appoint an agent (the "Warrant Agent") to maintain the Warrant Register, the Company shall promptly give notice to Holder of the name of the Warrant Agent and of the place or places at which the Warrants may be presented for transfer, exchange or exercise. The terms of the agreement between the Company and any Warrant Agent at any time in effect will be in conformity with the terms of this Warrant.

     8. Holder's Rights.

     (a) For the purposes of Section 8(b), an "Excluded Dividend" means any dividend payable in cash out of earnings or earned surplus (computed in accordance with GAAP) or in Common Shares, Convertible Securities, or Share Purchase Rights.

     (b) Except as otherwise provided herein, the Warrants shall not entitle Holder to any rights of a shareholder of the Company, except that should the Company, during the period in which the Warrants are exercisable, declare a dividend upon Common Shares or make any other distribution in respect of the Common Shares, payable otherwise than as an Excluded Dividend, then, thereafter, Holder shall receive, upon exercise of the Warrants pursuant to Section 3, the number of Shares purchasable upon such exercise and, in addition and without further payment, the cash, Other Securities and/or other property which Holder would have received by way of dividends (otherwise than as an Excluded Dividend) as if, continuously since the date hereof, Holder (a) had been the

Share Purchase Warrants
Warrant Agreement                                                         Page 6
record holder of the number of Shares then being purchased, and (b) had retained all such cash and/or Other Securities (other than any Excluded Dividend) and/or other property payable in respect of such Shares or in respect of any shares or securities paid as dividends (otherwise than as an Excluded Dividend) and originating directly or indirectly from such Shares.

     9. Notice of Adjustment. If there shall be any adjustment as provided above in Section 4, or if securities or property other than capital shares of the Company shall become purchasable upon exercise of the Warrants, the Company shall forthwith cause written notice thereof to be sent to Holder, which notice shall be accompanied by a certificate of independent public accountants, reasonably acceptable to Holder, setting forth in reasonable detail the basis for Holder's becoming entitled to purchase such shares and the number of shares which may be purchased, or the facts requiring any such adjustment and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of the Warrants, as the case may be. On an annual basis the Company shall cause its independent public accountants to certify as to any adjustments required during the prior Fiscal Year. At the request of Holder and upon surrender of this Warrant Agreement, the Company shall reissue this Warrant Agreement in a form conforming to such adjustments.

     10. Dissolution and Liquidation. In the event of any proposed dissolution and liquidation of the Company, other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets, business and goodwill as an entirety, the Company shall forthwith cause written notice thereof to be sent to Holder at the address of Holder shown in its records or on the Warrant Register. Such notice shall be given not later than 30 days prior to any record date fixed for the purpose of determining shareholders entitled to participate in any liquidating distribution.

     11. Lost, Stolen, Mutilated, or Destroyed Warrant Agreement. If this Warrant Agreement shall become lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose, enter into a new Warrant Agreement of like tenor and date as the Warrant Agreement so lost, stolen, mutilated, or destroyed. Any such new Warrant Agreement shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Agreement shall be at any time enforceable by anyone.

     12. Miscellaneous.

     (a) Applicable Law. The validity, interpretation, and performance of this Warrant Agreement shall be governed by the laws of the Commonwealth of Virginia, except to the extent that certain matters are governed by the laws of the United States.

     (b) Successors and Permitted Assigns. This Warrant Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and Holder.

     (c) Headings. Headings of the paragraphs in this Warrant Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant Agreement.


Share Purchase Warrants
Warrant Agreement                                                         Page 7

     (d) Notices and Deliveries. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, if to Holder, to the address set forth in the records of the Company or on the Warrant Register of the Company from time to time, and if to the Company, to the address set forth below, and all certificates, forms, elections, warrants, securities and similar items required to be surrendered to the Company shall be surrendered to the Company at the address set forth below:

If to the Company:

                           Apple Residential Income Trust, Inc.
                           306 East Main Street
                           Richmond, Virginia 23219
                           Attn: Chief Executive Officer
                           Telecopier: (804) 782-9302

or to such other address to which the Company may move its principal office and of which the Company may notify Holder.


                  IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed as of the ____ day of October, 1996, by its President and its corporate seal affixed.

                                      APPLE RESIDENTIAL INCOME TRUST, INC.



                                      By:
                                               ----------------------
                                               Name: Glade M. Knight
                                               Title: President

(CORPORATE SEAL)



See and Agreed To:



--------------------------
Glade M. Knight, Holder

Share Purchase Warrants
   arrant Agreement                                                      Page 8

                                                                      EXHIBIT A
                                                                      To Warrant
                                                                       Agreement

                                 [Exercise Form]
                   [To Be Executed Upon Exercise of Warrants]


     _______________________________, being the undersigned registered holder of the Warrants described in the Warrant Agreement dated as of October 18, 1996 between Glade M. Knight and Apple Residential Income Trust, Inc., hereby (1) subscribes for _________ Common Shares under the terms of the Warrant Agreement and (2) makes the full cash payment therefor called for by the Warrant Agreement.







                                    ---------------------------------
                                     Holder

Dated _________, 19___.


Social Security Number or
Employer Identification
Number:

-----------------------------


Address:

-----------------------------

-----------------------------

-----------------------------



Share Purchase Warrants
Warrant Agreement                                                       Page  9

                                                                      EXHIBIT B
                                                                      To Warrant
                                                                       Agreement

                                [Assignment Form]


(To be executed by the registered holder to effect a transfer of the within Warrants)


     FOR  VALUE  RECEIVED,   ___________________________________  hereby  sells,
assigns, and transfers the Warrants described in the Warrant Agreement dated as of October 18, 1996 between Glade M. Knight and Apple Residential Income Trust, Inc. unto the transferee named below, and all right to purchase Shares evidenced by the Warrants, and does hereby irrevocably constitute and appoint __________________ to transfer such right on the books of the Company, with full power of substitution.

Transferee: ________________________

Social Security Number or
Employer Identification
Number:

-----------------------------


Address:

-----------------------------

-----------------------------

-----------------------------

                                     -------------------------------------
                                     Holder
Dated _________, 19___.





Share Purchase Warrants
Warrant Agreement                                                        Page 10